UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 19, 2016

ASHLAND GLOBAL HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-211719	81-2587835
(Commission File Number)	(I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard

Covington, Kentucky 41011

(Address of Principal executive offices)

(Zip Code)

(859) 815-3333

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Second Supplemental Indenture to the 2012 Ashland LLC Indenture

On October 19, 2016, Ashland LLC (formerly Ashland Inc.), a Kentucky limited liability company (“Ashland LLC”), as the issuer, Ashland Global Holdings Inc., a Delaware corporation (“Ashland”), and U.S. Bank National Association, as the trustee (the “Trustee”), entered into the Second Supplemental Indenture (the “Second Supplemental Indenture”) to the Indenture dated as of August 7, 2012 (the “2012 Indenture”), as previously supplemented by the First Supplemental Indenture dated as of February 27, 2013, between Ashland LLC and the Trustee.

The Second Supplemental Indenture modifies the reporting covenant contained in the 2012 Indenture to provide that so long as any parent entity of Ashland LLC guarantees the 4.750% Senior Notes due 2022 (the “2022 Notes”), the reports, information and other documents required to be filed and furnished to holders of the 2022 Notes pursuant to the 2012 Indenture may, at the option of Ashland LLC, be filed by and be those of such parent entity rather than Ashland LLC.

Pursuant to the Second Supplemental Indenture, Ashland has provided a guarantee of the 2022 Notes (the “2022 Notes Guarantee”) and expects to file the reports, information and other documents required pursuant to the 2012 Indenture in lieu of Ashland LLC filing such reports, information and other documents. The 2022 Notes Guarantee is an unsecured unsubordinated obligation of Ashland. Although Ashland has provided the 2022 Notes Guarantee, Ashland is not obligated to do so and may withdraw the 2022 Notes Guarantee at a later date. If Ashland were to withdraw its guarantee, Ashland LLC would continue to be obligated to file the reports, information and other documents required by the 2012 Indenture.

The foregoing summary of the Second Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Second Supplemental Indenture, a copy of which is attached as Exhibit 4.1 to this Current Report and incorporated herein by reference.

Third Supplemental Indenture to the 2013 Ashland Inc. Indenture

On October 19, 2016, Ashland LLC, as the issuer, Ashland, and the Trustee, as the trustee, entered into the Third Supplemental Indenture (the “Third Supplemental Indenture”) to the Indenture dated as of February 27, 2013 (the “2013 Indenture”), as previously supplemented by the First Supplemental Indenture dated as of February 27, 2013, between Ashland LLC and the Trustee and the Second Supplemental Indenture dated as of March 14, 2013, between Ashland LLC and the Trustee.

The Third Supplemental Indenture modifies the reporting covenants contained in the 2013 Indenture to provide that so long as any parent entity of Ashland LLC guarantees the 3.875% Senior Notes due 2018 (the “2018 Notes”) and the 6.875% Senior Notes due 2043 (the “2043 Notes”), the reports, information and other documents required to be filed and furnished to holders of the 2018 Notes and 2043 Notes pursuant to the 2013 Indenture may, at the option of Ashland LLC, be filed by and be those of such parent entity rather than Ashland LLC.

Pursuant to the Third Supplemental Indenture, Ashland has provided a guarantee of the 2018 Notes and the 2043 Notes (the “2018 and 2043 Notes Guarantee”) and expects to file the reports, information and other documents required pursuant to the 2013 Indenture in lieu of Ashland LLC filing such reports, information and other documents. The 2018 and 2043 Notes Guarantee is an unsecured unsubordinated obligation of Ashland. Although Ashland has provided the 2018 and 2043 Notes Guarantee, Ashland is not obligated to do so and may withdraw the 2018 and 2043 Notes Guarantee at a later date. If Ashland were to withdraw its guarantee, Ashland LLC would continue to be obligated to file the reports, information and other documents required by the 2013 Indenture.

The foregoing summary of the Third Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Third Supplemental Indenture, a copy of which is attached as Exhibit 4.2 to this Current Report and incorporated herein by reference.

Item 8.01.	Other Events.

On October 20, 2016, Ashland announced the completion of the consent solicitation whereby Ashland obtained the requisite consents of the holders of the 2018 Notes, the 2022 Notes and the 2043 Notes to amend the 2012 Indenture and the 2013 Indenture, in each case to modify the applicable reporting covenants contained in each indenture to provide that so long as any parent entity of Ashland LLC guarantees a series of notes issued under the applicable indenture, the reports, information and other documents required to be filed and furnished to holders of such series of notes pursuant to the applicable indenture may, at the option of Ashland LLC, be filed by and be those of such parent entity rather than Ashland LLC. Ashland also announced that it will guarantee the 2018 Notes, the 2022 Notes and the 2043 Notes.

A copy of the news release announcing the closing of the consent solicitation is hereby incorporated by reference and attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

4.1	Second Supplemental Indenture dated October 19, 2016, among Ashland LLC, Ashland Global Holdings Inc. and US Bank National Association, to the Indenture dated as of August 7, 2012 between Ashland LLC and US Bank National Association.

4.2	Third Supplemental Indenture dated October 19, 2016, among Ashland LLC, Ashland Global Holdings Inc. and US Bank National Association, to the Indenture dated as of February 27, 2013 between Ashland LLC and US Bank National Association.

5.1	Opinion of Cravath, Swaine & Moore LLP

99.1	News Release dated October 20, 2016, relating to the consent solicitation.

Forward Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “objectives,” “may,” “will,”

“should,” “plans” and “intends” and the negative of these words or other comparable terminology. In addition, Ashland may from time to time make forward-looking statements in its annual reports, quarterly reports and other filings with the SEC, news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, the separation of Ashland’s specialty chemicals business and Valvoline Inc. (“Valvoline”), the initial public offering of 34,500,000 shares of Valvoline common stock (“IPO”), the expected timetable for completing the separation, the strategic and competitive advantages of each company, and future opportunities for each company, as well as the economy and other future events or circumstances. Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: the possibility that the separation will not be consummated within the anticipated time period or at all, including as the result of regulatory, market or other factors; the potential for disruption to Ashland’s business in connection with the IPO, Ashland’s reorganization under a new holding company or separation; the potential that Ashland does not realize all of the expected benefits of the IPO, new holding company reorganization or separation or obtain the expected credit ratings following the IPO, new holding company reorganization or separation; Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt); the impact of acquisitions and/or divestitures Ashland has made or may make (including the possibility that Ashland may not realize the anticipated benefits from such transactions); and severe weather, natural disasters, and legal proceedings and claims (including environmental and asbestos matters). Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are described in Ashland’s most recent Form 10-K and its Form 10-Q for the quarterly period ended March 31, 2016 (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at http://www.sec.gov . Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this Form 8-K whether as a result of new information, future event or otherwise. Information on Ashland’s website is not incorporated into or a part of this Form 8-K.

Non-solicitation

This Form 8-K shall not constitute an offer to sell, or a solicitation of an offer to buy, any security. No offer, solicitation, or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND GLOBAL HOLDINGS INC.
(Registrant)

October 20, 2016	/s/ Peter J. Ganz
Peter J. Ganz
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

4.1	Second Supplemental Indenture dated October 19, 2016, among Ashland LLC, Ashland Global Holdings Inc. and US Bank National Association, to the Indenture dated as of August 7, 2012 between Ashland LLC and US Bank National Association.

4.2	Third Supplemental Indenture dated October 19, 2016, among Ashland LLC, Ashland Global Holdings Inc. and US Bank National Association, to the Indenture dated as of February 27, 2013 between Ashland LLC and US Bank National Association.

5.1	Opinion of Cravath, Swaine & Moore LLP

99.1	News Release dated October 20, 2016, relating to the consent solicitation.